UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2025
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Arvinas, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38672	47-2566120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Science Park 395 Winchester Ave. New Haven, Connecticut	06511
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 535-1456
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARVN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On January 15, 2025, Arvinas Operations, Inc. (the “Company"), a wholly owned subsidiary of the Arvinas, Inc., entered into a Lease Termination Agreement with Science Park Development Corporation (the “Landlord”). Under the terms of the Lease Termination Agreement, the lease by and between the Company and the Landlord, dated November 15, 2019, as amended by First Amendment dated as of February 27, 2020, Second Amendment dated as of January 4, 2021 and Third Amendment dated as of December 13, 2024 (as amended, the “Terminated Lease”), for certain leased premises of approximately 3,520 rentable square feet on the fourth floor of Science Park Building 4, 375 Winchester Avenue in New Haven, Connecticut (the "Leased Premises") was terminated in full, effective as of December 31, 2024 (the"Termination Date"). Pursuant to the Lease Termination Agreement, the Company was required to remove all Company furniture, trade fixtures, equipment and other personal property other than certain lab tables and/or portable benches which the Company is transferring to the new tenant for the Leased Premises by January 21, 2025 (the "Surrender Date"). Provided the Company complies with the foregoing schedule, the Company is not liable for any base rent, additional rent or any other charges under the Terminated Lease from and after the Termination Date. The Landlord is required to return the Company's security deposit under the Terminated Lease within 10 business days after the Surrender Date.
The foregoing summary of the Lease Termination Agreement is not complete and is qualified in its entirety by reference to the full text of the Lease Termination Agreement, a copy of which Arvinas, Inc. expects to file with the U.S. Securities and Exchange Commission as an exhibit to its Annual Report on Form 10 K for the quarter ended December 31, 2025.

Item 1.02    Termination of a Material Definitive Agreement.
The information set forth above under Item 1.01 is incorporated by reference into the Item 1.02.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINAS, INC.

Date: January 22, 2025	By:	/s/ Andrew Saik
Andrew Saik Chief Financial Officer